                                                                   EXHIBIT 10.30

                              TERM LEASE AGREEMENT


                                     Between

                 GRAVITY CORPORATION, hereinafter called Lessor

                                       And

               GRAVITY INTERACTIVE LLC, hereinafter called Lessee

This Lease Agreement between Lessor and Lessee dated May 01, 2003 contains the following terms:

1.  Objective

Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, all Equipment and other property, described in Section 2 of this agreement.

2. Leased Equipment

All Equipment shall be leased for the purpose of online game service and the equipment leased hereunder is as outlined below:

    Description                                      Quantity
    -----------                                      --------
    Servers - pe 1550                                   20
    Servers - pe 1550                                    8
    Servers - pe 1650                                   11
    Servers - pe 6450                                    1
    Servers - pe 6450                                    1
    Servers - pe 6450                                    2
Cables for KVM switch box                                1
                                                       ---
          Total                                         46
                                                       ===


3.   Term of Lease

     (1) The date of the Lessee's signing of the Certificate of Acceptance (Exhibit B which shall be attached hereto and made a part hereof) shall be the "Lease Commencement Date". The term of this Lease with respect to each item of Equipment shall commence when the Certificate of Acceptance (Exhibit B) is signed by Lessee, and the expiration date of this agreement is April 30, 2003 In case of the revocation of this leasing contract by the agreement of both parties, lessee has a purchase option for the foresaid equipments. The purchasing price of the foresaid equipments shall be the amount equal to the original equipments cost less accumulated depreciation cost as of purchasing date. Any right, title and interest pertain to this Leased Equipment shall transfer to Lessee at the time of Equipment Purchase.

     (2) Upon both parties agreement, renewal shall be extended for 15 days after the expiration date of this agreement.


4.   Order and Delivery of Equipment

     (1)  Lessor agrees to arrange for delivery of the Equipment within thirty
          (30) days of the date of the Lease Agreement.

     (2) Satisfactory delivery date shall mean the date Lessee requested equipments and software are configured and installed.

5.   Use of Equipment

     (1) Lessee covenants and represents to Lessor that the Equipment will be used exclusively for online game service purposes and will not be used at any time during the Term of this Lease for personal, family or any other purposes.

     (2) The Lessee also shall use the Equipments in a careful and proper manner and shall comply with and conform to all laws, ordinances and regulations which relate in any way to the possession, use or maintenance of the Equipment

6.   Lessee's Inspection and Acceptance

     (1) The Lessee's acceptance of the Equipment shall be evidenced by the Lessee's signing of the Certificate of Acceptance (Exhibit B). Lessee shall inspect each item of Equipment within sixty (60) working days after delivery and installation for acceptability thereof and if Equipment is acceptable shall promptly execute the Certificate of Acceptance (Exhibit B).

     (2) If Lessee believes delivered Equipments do not meet specified requirements, Lessee should gives written notice to Lessor specifying any defect in the Equipment or any other proper objection to the Equipment. Lessee agrees that it shall be conclusively presumed, as between Lessor and Lessee, that Lessee has accepted the Equipment and the Lease shall be deemed to commence on the fifteen days after delivery unless Lessee gives written notice to Lessor.

     (3) If Lessee gives a written notice for the explanation of un-acceptance of delivered Equipment to Lessor, the Equipment shall be returned immediately to the Lessor and regenerated in accordance with the original Lessee specified Instruction.

7.   Equipment Location

Lessee shall keep and use the Equipment at the Lessee address location as specified below. However, Lessee may move the Equipment to another location upon informing the Lessor of the new location.

                              4505 GLENCOE AVE.
                              MARINA DEL REY, CA 90292
                              U.S.A

8.   Title and Ownership

     (1) The Equipment at all times shall be and remain the sole and exclusive property of Lessor during the Lease Term and Lessee shall have no right, title or interest herein except the usage right.

     (2) At the end of Lease term, lessee has a purchase option for the foresaid Equipment. Any right, title and interest pertain to this Leased Equipment shall transfer to Lessee at the time of Equipment Purchase.

9.   Liens and Taxes

     (1) Lessor shall keep the Equipment free and clear of liens and encumbrance.

     (2) Lessee shall not assign a third party for responsibility on the Equipment.

     (3) Lessor shall not sell, or transfer this Lease, the Equipment or any part thereof or any interest therein without an agreement between the Lessor and the Lessee.

     (4) Lessee shall be responsible or liable for any taxes (property, local, state, or federal) related to ownership of the Equipment.


10.  Lease Payments

     (1) Lease payments shall be made in accordance with Payment Schedule (Exhibit C attached hereto and made a part hereof).

          The Lease payments for Equipment during the Term shall be payable to the Lessor in the amounts and at the address set forth below.

                              GRAVITY CORPORATION
                              620-2 SHINGSA-DONG SHINGU BLDG 5TH
                              KANGNAM-GU, SEOUL KOREA

     (2) Lease payments shall be paid on a MONTHLY BASIS. First Lease payment shall be due no less than one hundred twenty (120) days after Lease Commencement Date or thirty days (30) from Lessor's billing date, whichever is the later, for all Equipment.

11.  Loss and Damage

At the end of Lease term, Lessee shall be responsible to return the Equipment to Lessor under the same condition as when the Equipment was first leased. Lessee assumes risks and liabilities directly related to loss, theft, damage, or destruction to any Equipment. No loss, theft, damage or destruction of the Equipment shall relieve Lessee of the obligation of Lease payments or any other obligation under this Lease.

12.  Purchase Option or Return of Equipment

     (1) No less than sixty (60) days prior to the expiration of the Lease, the Lessor shall provide a written notification to the Lessee of the purchase option cost of the Equipment. Lessee shall have the option to purchase all or part of the Equipment at this time for the residual cost detailed in the Equipment Schedule (Exhibit A).

     (2) Lessee shall provide thirty (30) days written notice prior to the end of the Lease Term that it will purchase the Equipment or that it will return the Equipment to the Lessor at such time.

13.  Entire Lease Agreement

     (1) The terms and conditions of this Term Lease Agreement, Equipment Schedule (Exhibit A), Certificate of Acceptance (Exhibit B), Payment Schedule (Exhibit C), and any Modifications upon which it is based shall constitute the entire Lease Agreement between the Lessee and the Lessor.

     (2) These terms and conditions shall not be amended, altered or changed except by the written agreement of both parties.

14.  Legal jurisdiction

Lessor and Lessee hereby affirm to have the ability to perform responsibly in connection with this Lease Agreement. When a dispute continues for more than 30 days, this Lease Agreement shall be brought in Seoul District Court in Republic of Korea.

THIS LEASE IS SUBJECT TO THE TERMS AND CONDITIONS WRITTEN ABOVE AND WHICH LESSEE AND LESSOR ACKNOWLEDGE HAVING READ. LESSOR AND LESSEE SHALL MAKE TWO COPIES OF AGREEMENT, AND EACH ONE TO BE KEPT BY BOTH PARTIES.



LESSOR: Gravity Corp.

By: Hwi Young, Jung
-------------------------
/s/ Jung Hwi Young

Title: CEO                 05/01/2003       Date



LESSEE: Gravity Interactive, LLC.

By: Jung R. Kim
-------------------------
/s/ Jung Ryool Kim

Title: CEO                 05/01/2003   Date

                               EQUIPMENT SCHEDULE
                                   (EXHIBIT A)

This Equipment Schedule (Exhibit A) is attached to and is governed by the terms and provisions of the Term Lease Agreement dated May 01, 2003 by and between, GRAVITY INTERACTIVE LLC (Lessee) and GRAVITY CORPORATION (Lessor).

1.   The Equipment leased hereunder is as outlined below:
     (attach additional pages, if necessary)



      Items                         mm/dd/yy         Quantity           Price($)        Remarks
      -----                         --------         --------       --------------      -------
servers - pe 1550                  11/06/2001           20               49,529.39
servers - pe 1550                  01/02/2002            8               19,534.46
servers - pe 1650                  04/08/2002           11               34,739.45
servers - pe 6450                  11/06/2001            1                6,117.88
servers - pe 6450                  11/10/2001            1                7,641.33
servers - pe 6450                  04/26/2002            2               22,316.28
Cables for KVM switch box                                1
      Sub                                                           $139,878.79USD

                            CERTIFICATE OF ACCEPTANCE
                                   (EXHIBIT B)


In compliance with the terms, conditions and provisions of the Term Lease Agreement dated May 01, 2003 ("Lease") by and between the undersigned GRAVITY INTERACTIVE LLC ("Lessee") and GRAVITY CORPORATION ("Lessor"), Lessee hereby accepts all of the Equipment for all purposes under the Lease and all attendant documents as of June 30, 2003 (Lease Commencement Date).





GRAVITY INTERACTIVE LLC (LESSEE)

By: Jung R. Kim
-------------------------
/s/ Jung Ryool Kim

Title: CEO

Date: June 30, 2003

                                PAYMENT SCHEDULE
                                   (EXHIBIT C)


1. Lease Terms & Monthly Payment Amount:


Term -  XXX  12 months,      24 months,   or        36 months
       -----            ----                   ----

Payment Period -  MONTHLY BASED ON COMMENCEMENT DATE (JUNE 30, 2003)
                 ----------------------------------------------------


Monthly Lease Payment:    $1,165.66USD
                       ------------------